Filed Pursuant to Rule 497
Registration File No. 333-222463

PROCURE ETF TRUST II
Procure Space ETF
(the “Fund”)

Supplement dated April 7, 2020 (“Supplement”)
to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2020

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses and SAI.

This Supplement contains new and additional information and should be read in conjunction with the Prospectuses and SAI.

Effective immediately, the following disclosure is added to the Fund’s "Principal Risks – Index Risk” section –

Although the Fund follows a defined index rebalance schedule, the Index Provider could determine to suspend or delay a rebalance due to a market event, during which time the Fund’s index tracking risk may be heightened and could negatively impact investors.

Effective immediately, the following disclosure is added to the Fund’s "Principal Risks - Passive Management Risk" section –

Unlike with an actively managed fund, the Advisor does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Effective immediately, the following disclosure is added to the Fund’s "Principal Risks" section –

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Any public health emergency, including any emerging or reemergent epidemics (including, without limitation, outbreaks of coronavirus, influenza virus and ebola virus), or the threat thereof, could have a significant adverse impact on the Fund and the securities it holds, and could adversely affect the Fund’s ability to fulfill its investment objectives. Beginning in late 2019, a novel and highly contagious form of coronavirus known as SARS-CoV-2 emerged, causing a disease referred to as COVID-19 or “coronavirus.” In March 2020, the World Health Organization declared the COVID-19 epidemic a “global pandemic,” meaning the disease was prevalent and spreading in multiple geographies. The COVID-19 pandemic has resulted in numerous deaths, adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. The global impact of the outbreak is rapidly evolving, and many countries have reacted to reduce or mitigate the spread of COVID-19 by implementing non-pharmaceutical intervention measures (“NPIs”), such as quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. Businesses are also implementing similar NPIs, such as closures, contactless delivery and remote work. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism, entertainment and other industries. As the COVID-19 pandemic continues and governments and businesses implement NPIs, the potential economic and social impacts are increasingly uncertain and difficult to assess, but may include global, regional or other economic recessions. Any future pandemics may have a similarly adverse impact on the economy and the Fund.

In addition, the operations of the Fund, the Advisor and the Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

Effective immediately, the following disclosure is added to the "Principal Risk – Market Price Risk" section –

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Investors Should Retain This Supplement for Future Reference